Exhibit 10.24

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ETHICON LOGO]

November 9, 2006

Advanced BioHealing, Inc.

10933 N. Torrey Pines Road, Suite 200

La Jolla, CA 92037

Attention: Gerald F. Vovis, Ph.D.

Dear Dr. Vovis:

You have requested us to furnish VICRYL™ brand knitted mesh, product code VKML (the “Mesh”), to you for use as a raw material by you solely in the manufacture of DERMAGRAFT® by you. Ethicon, Inc., acting by and through its Ethicon Products division (“Ethicon”), is willing to supply the Mesh to Advanced BioHealing, Inc. (“Advanced BioHealing”) in consideration of the agreements contained in this letter agreement (the “Agreement”).

1. Agreements by the Parties.

(a) Made by Advanced BioHealing. Advanced BioHealing represents and warrants that it is relying on its own investigation and judgment, and it is not relying on any representation of Ethicon, concerning the quality, usefulness or other attribute of the Mesh for use as a raw material or otherwise in the manufacture of DERMAGRAFT®. Advanced BioHealing acknowledges that Ethicon has done no testing of any kind on the suitability of, and therefore has no data regarding the safety or efficacy of, using the Mesh as a raw material or otherwise in the manufacture of DERMAGRAFT®. Advanced BioHealing represents and warrants that it will only use the Mesh for its own use as a raw material in the manufacture of DERMAGRAFT® that Advanced BioHealing manufactures and it will not resell or otherwise use the Mesh. Advanced BioHealing represents and warrants that subject to Section 3(b) below, it will only promote and distribute DERMAGRAFT® for its approved uses. Advanced BioHealing further represents and warrants that, subject to paragraph 3(b) below, it will only utilize the Mesh as a raw material to manufacture DERMAGRAFT® that (i) if manufactured for distribution in the United States, has received marketing approval from the U.S. Food & Drug Administration and (ii) if manufactured for distribution in a territory other than the United States, has received marketing approval from the applicable agency in such territory. Advanced BioHealing acknowledges and agrees that there shall be no returns of Mesh except for Mesh that is damaged or defective.

(b) Made by Ethicon. Ethicon represents and warrants that the current material specification for the Mesh is attached hereto as Exhibit A (the “Specifications”) and that the Mesh is fabricated from [***]. If the Mesh provided by Ethicon to Advanced BioHealing does not conform to the Specifications, Ethicon’s sole liability shall be to [***] Advanced BioHealing with replacement Mesh that does conform to the Specification at no additional charge. This shall be Advanced BioHealing’s sole and exclusive remedy. Ethicon will notify Advanced BioHealing two (2) months in advance of any changes to be made to the composition, construction or properties of

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the Mesh or any intention to discontinue the manufacture and supply of the Mesh. ETHICON MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MESH.

2. Release & Indemnity. In consideration of Ethicon agreeing to furnish the Mesh and to induce Ethicon to furnish such Mesh, Advanced BioHealing does hereby, for itself, its successors and assigns, release and forever discharge Ethicon and the affiliates of Ethicon, including without limitation Johnson & Johnson, and the directors, officers and employees of such entities (collectively, the “Releasees”) from any and all Claims arising from, based upon or relating to the design, manufacture, promotion, sale or use of DERMAGRAFT® incorporating or otherwise utilizing the Mesh. “Claims” means any and all claims (whether known or unknown or suspected or unsuspected), demands, causes of action, actions, suits and proceedings, of every nature including, without limitation, claims for death or injury to person or damage to property (whether based on breach of contract, breach of warranty, negligence, strict liability or other theory of liability).

In addition, Advanced BioHealing hereby agrees to indemnify and hold harmless, Ethicon and the other Releasees from and against any and all liabilities and losses (including, without limitation, those arising out of any Claim, such as any settlement or compromise thereof or judgment or award therein), damages (including, without limitation, incidental and consequential damages), costs and expenses (including, without limitation, attorney’s fees and expenses incurred in defending any Claim or asserting any rights hereunder) arising from or in connection with (i) the assertion by Advanced BioHealing (or its successor or assign) of any Claim released pursuant to this Agreement or (ii) the assertion by a third-party of any Claim arising from, based upon or relating to the design, manufacture, promotion, sale or use of DERMAGRAFT® incorporating or otherwise utilizing the Mesh. This release and indemnity shall survive the delivery and acceptance of the Mesh.

3. Insurance.

(a) Base Insurance for Permitted Uses. Advanced BioHealing shall, at its own expense, obtain and maintain until the expiration of all DERMAGRAFT® containing the Mesh (i) product liability insurance providing protection in the amount of at least [***] Dollars ($[***]) per occurrence and annual aggregate against any Claims, liabilities, losses or damages based upon any alleged defect in, or otherwise caused by, DERMAGRAFT® (ii) general liability insurance providing protection in the amount of at least [***] Dollars ($[***]) per occurrence and annual aggregate against any Claims, liabilities, losses or damages based upon any act or alleged activity of Advanced BioHealing. In the event that such insurance is written on a claims made basis, such insurance shall have an retroactive date prior to the effective date of this Agreement and Advanced BioHealing shall, on the later of (i) the [***] and (ii) the [***] of DERMAGRAFT®, at its own expense, obtain and maintain a tail policy for [***] thereafter. In the event Advanced BioHealing cannot obtain product liability insurance on commercially reasonable terms, it may provide for the insurance described in clause (i) above through a program of self-

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insurance with limits of not less than those specified in clause (i) above. Advanced BioHealing agrees to notify Ethicon of the institution of the self-insurance program and include with such notice a description of the program. Each policy shall be endorsed to specifically name Ethicon as an additional insured and to provide that the policy cannot be changed, modified or canceled without at least thirty days’ prior written notice to Ethicon. Advanced BioHealing shall furnish to Ethicon, upon request and at least annually, a certificate of insurance evidencing compliance with the provisions of this paragraph. The existence of this insurance coverage shall in no way limit Advanced BioHealing’s liability or obligations hereunder.

(b) Expanded Insurance for Additional Uses. Advanced BioHealing may, from time to time, manufacture DERMAGRAFT® containing Mesh for itself or third parties for clinical applications in addition to its current FDA approved indications, which, as of the date hereof are: 1) the treatment of full thickness diabetic foot ulcers greater than six weeks duration which extend through the dermis but without tendon muscle, joint capsule or bone exposure; and 2) the treatment of wounds associated with Dystrophic Epidermolys Bullosa (EB). In such case, and provided that the clinical use is approved by the applicable U.S. or foreign regulatory authority, Ethicon agrees that Advanced BioHealing may utilize the Mesh as a raw material to manufacture the DERMAGRAFT® provided that Advanced BioHealing has previously provided written evidence to Ethicon that it has increased its products liability insurance that it is required to obtain and maintain pursuant to Section 3(a) to at least [***] Dollars ($[***]) per occurrence and annual aggregate.

4. Price. Ethicon agrees to sell the Mesh to Advanced BioHealing at [***].

5. Forecast; Bulk Orders.

(a) Forecasts. At the beginning of each [***], Advanced BioHealing shall provide Ethicon with [***] forecast of Advanced BioHealing’s expected requirements for Mesh during the following [***] (the “Forecast”) broken down by [***]. The first [***] of each such Forecast [***]. Advanced BioHealing will issue purchase orders to Ethicon with delivery dates no less than [***] after the issuance of such purchase orders.

(b) Bulk Orders. Within [***] days of being notified that Ethicon intends to 1) terminate this Agreement, 2) make changes to the Specifications or 3) discontinue the manufacture and supply of the Mesh, Advanced BioHealing shall have the right to place a one time, non-cancelable order, herein called Bulk Order, for up to a maximum of [***] boxes of Mesh ([***] sheets per box). Ethicon has the right to fill the Bulk Order over a [***] period, with shipments of [***] of the order each [***] of the period or [***], and subject to this limitation, Advanced BioHealing shall have the right to place partial orders for the Bulk Order within the described time-table. The parties may change the time-table for delivery of the Bulk Order by mutual agreement.

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6. Supply Efforts and Allocation. Ethicon will use its commercially reasonable efforts to fulfill orders for Mesh placed by Advanced BioHealing; however, Ethicon will not be liable for any delay in delivery or other delay or failure to supply the Mesh [***]. Subject to the prior sentence, in the event of a shortage of Mesh, Ethicon may allocate product as it determines in its sole and absolute discretion.

7. Termination for Convenience. Either party may terminate this Agreement for any reason upon at least two (2) months advanced notice.

8. Confidentiality; Publicity. The terms and conditions of this Agreement and the Specifications shall be held in strict confidence by Advanced BioHealing. Advanced BioHealing shall not publicly announce or disclose this Agreement or its purchase of Mesh from Ethicon in connection with this Agreement, without Ethicon’s prior written consent. Advanced BioHealing shall not use Ethicon’s name in any way, including without limitation as a supplier, without Ethicon’s prior written consent. Any violation of this paragraph shall entitle Ethicon, in addition to seeking any other available remedies, to immediately, and without liability, terminate any and all outstanding purchase orders for Mesh.

9. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey without regard to any choice-of-law rules.

10. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement shall be resolved by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then pertaining (available at www.adr.org), except where those rules conflict with this provision, in which case this provision controls. Any court with jurisdiction shall enforce this clause and enter judgment on any award. The arbitrator shall be selected within twenty business days from commencement of the arbitration from the AAA’s National Roster of Arbitrators pursuant to agreement or through selection procedures administered by the AAA. Within [***] days of initiation of arbitration, the parties shall reach agreement upon and thereafter follow procedures, including limits on discovery, assuring that the arbitration will be concluded and the award rendered within no more than [***] from selection of the arbitrator or, failing agreement, procedures meeting such time limits will be designed by the AAA and adhered to by the parties. The arbitration shall be held in New Jersey and the arbitrator shall apply the substantive law of New Jersey, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. Prior to appointment of the arbitrator or thereafter if he is unavailable, emergency relief is available from any court to avoid irreparable harm. THE ARBITRATOR SHALL NOT AWARD EITHER PARTY PUNITIVE, EXEMPLARY, MULTIPLIED OR CONSEQUENTIAL DAMAGES, OR ATTORNEYS FEES OR COSTS; PROVIDED, THAT, THE FOREGOING LIMITATIONS OF LIABILITY WILL IN NO EVENT LIMIT THE INDEMNIFICATION RIGHTS AND OBLIGATIONS OF A PARTY UNDER PARAGRAPH 2 ABOVE.

Prior to commencement of arbitration, the parties must attempt to mediate their dispute using a professional mediator from AAA, the CPR Institute for Dispute Resolution, or like organization

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selected by agreement or, absent agreement, through selection procedures administered by the AAA. Within a period of [***] days after the request for mediation, the parties agree to convene with the mediator, with business representatives present, for at least one session to attempt to resolve the matter. In no event will mediation delay commencement of the arbitration for more than [***] days absent agreement of the parties or interfere with the availability of emergency relief.

11. Notices. Any notice under this Agreement shall be mailed to the recipient at its address set forth above or at the address subsequently designated by a party as the address for receipt of notices.

12. Entire Agreement. To the extent of any conflict or inconsistency between this Agreement and the terms and conditions of any purchase order, purchase order Agreement, confirmation, acceptance, invoice, or any similar document or instrument relating to the purchase of the Mesh (each a, “Related Sale Document”), the terms of this Agreement shall govern. This Agreement together with the Related Sale Documents shall govern the purchase of the Mesh and constitute the entire agreement of the parties, and supersede all previous negotiations or agreements, either oral or written, between the parties with respect to the subject matter of this Agreement.

13. Amendment; Waiver. This Agreement may be amended, modified or supplemented and a term hereof waived, in each case, only by a written instrument executed by both parties hereto.

14. Binding Effect; Assignment. This Agreement shall inure to the benefit of, and be binding upon, Advanced BioHealing and Ethicon and the other Releasees, and their respective successors, assigns, heirs, executors and administrators; however, this Agreement shall not be assigned, in whole or part, by Advanced BioHealing without the prior written consent of Ethicon, which consent may be given or denied at Ethicon’s sole discretion. Any assignment in violation of this paragraph shall be null and void.

15. Severability. The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision of this Agreement.

16. Enforceability. Advanced BioHealing irrevocably covenants that it will not assert any Claim based, in whole or part, on any matter released hereby or on the grounds that any or all of the terms or provisions of this Agreement are illegal, invalid, not binding, unenforceable or against public policy.

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If you are in agreement with the terms set forth above and desire to proceed on such basis, please sign in the space provided below and return an executed copy of this letter agreement to Dr. Richard Gooding, by faxing it to (908) 218-2594 and by mailing it to ETHICON, Inc., Attn: Richard Gooding, P.O. Box 151, Route 22 West, Somerville, NJ 08876-0151.

ETHICON PRODUCTS DIVISION
ETHICON, INC.

By:	/s/ Gary Pruden
Gary Pruden
Worldwide President, Ethicon Products Division

Agreed to as of the date first above written:

ADVANCED BIOHEALING, INC.

By:	/s/ Gerald F. Vovis
Title: Gerald F. Vovis
VP & General Manager

Document Name (#):	MS732-001
Revision:	28

Exhibit A

MATERIAL SPECIFICATION FOR

UNDYED KNITTED VICRYL* (POLYGLACTIN 910) MESH (STYLE [***])

Revision History for (MS732-001)

Revision # (Insert the Rev # in ascending order)	Summary of Change (Describe the change, and the section of the document where the change occurred.)	Change Order # (Insert the associated change order#)	Originator (Insert the author of the document or change)
28	Removed form as attachment in MS732-001. Referenced new form for recording [***]FM-0000777. Revised form to remove [***]Removed information contained on Data Summary sheet.	CO-0013886	P. Tilson

27	Revised to change the reference document for [***]TM403-091 to TM403-576.	CO-0011443	P. Tilson

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Document Name (#):	MS732-001
Revision:	28

1.	Purpose

1.1	To provide the requirements and test procedures for VICRYL* (polyglactin 910) mesh, knitted Style [***] and the finished product.

NOTE:            [***]

2.	Scope

2.1	Describes the construction identity and physical test on undyed knitted VICRYL* (polyglactin 910) mesh, Style [***], [***] [***] ETHICON, INC., Cornelia, Georgia, [***]

2.2	Describes the appearance, chemical and physical testing, and packaging requirements for processed undyed knitted VICRYL Mesh after [***]

3.	References

[***]

[***]

[***]        [***]

4.	Construction

4.1	This mesh is fabricated from [***]

5.	Records

5.1	ETHICON, Cornelia will utilize its lot numbering system and maintain records which will permit identification of all [***]

6.	Requirements for Undyed Knitted VICRYL Mesh, Style [***] (see appendix II for documentation)

Characteristic	Requirements	Test Method
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Document Name (#):	MS732-001
Revision:	28

7.	Packaging ([***] ETHICON, Cornelia).

NOTE:     [***]

[***]

[***]

[***]

[***]

8.	Quality Requirements

8.1	Requirements for Undyed Knitted VICRYL Mesh after [***]

[***]

[***]

[***]

[***]

[***]

9.	Requirements for Undyed Vicryl Mesh after [***]

[***] [***].

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Document Name (#):	MS732-001
Revision:	28

10.	Packaging Requirements

10.1	[***]

11.	Package Integrity

[***]

12.	Shipping

[***]

13.	Appendices

13.1	APPENDIX I, Vicryl* Mesh Style [***]

13.2	APPENDIX II, Test Form for Received Mesh

13.3	APPENDIX III, Test Record for Finished Mesh

/ /

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Document Name (#):	MS732-001
Revision:	28

QA PAGE 1 OF 3

1.	Special Instructions

[***]        [***]        1.2 Sampling Plan

[***]

1.3	Records

1.3.1	Record data on appropriate worksheet.

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Document Name (#):	MS732-001
Revision:	28

QA PAGE 2 OF 3

[***]

1.3	Release material according to [***].

2.	Testing Criteria (see appendices II, III, and IV for documentation)

Characteristic	Class	Sample Size/Frequency	Accept/Reject
[***]

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Document Name (#):	MS732-001
Revision:	28

QA PAGE 3 OF 3

3.	APPROVED SUPPLIERS

3.1	Supplier	Applies to RMC #

	[***]	Supplier Certificate: Not applicable.

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Document Name (#):	MS732-001
Revision:	28

APPENDIX I

VICRYL MESH STYLE [***]

[***]

NOTE: This diagram has been increased in size.

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Document Name (#):	[***]
Revision:	28

Appendix II

VICRYL MESH – AS RECEIVED

[***] JOB LOT NUMBER	[***] LOT NUMBER

TEST DATE	TESTED BY

STYLE	ROLL NUMBER	ITEM NUMBER

CONSTRUCTION:	Pass	Fail

REQUIREMENT: [***]

[***]

VERIFIED BY:	DATE:

FINAL DISPOSITION

ACCEPT ☐ REJECT ☐	INITIALS:	DATE:

COMMENTS:

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Document Name (#):	[***]
Revision:	28

Appendix III

VICRYL MESH – FINISHED

JOB LOT / [***] NUMBER	[***] NUMBER

TEST DATE	ROLL NUMBER

STYLE	EXT. LOT

[***]

TESTED BY:

[***]

TESTED BY:

[***] TESTED BY DATE

VERIFIED BY:	DATE:

FINAL DISPOSITION

ACCEPT ☐ REJECT ☐	INITIALS:	DATE:

COMMENTS:

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